SETTLEMENT AGREEMENT AND RELEASE

FOR AND IN CONSIDERATION of the payment by or on behalf of BARRY LAROSE (“LaRose”), S.E.E. MANUFACTURERS’ NETWORK INTERNATIONAL CORP. (“S.E.E.”), ESSENTIALLY YOURS INDUSTRIES CORP. (“EYI Corp.”), ESSENTIALLY YOURS INDUSTRIES, INC. (“EYI Inc.”), EYI INDUSTRIES INC. (“EYII”) (EYI Corp., EYI Inc., and EYII are collectively, “EYI Group”) and JAY SARGEANT (“Sargeant”) (LaRose, S.E.E., EYI Group, and Sargeant, are collectively, “Defendants”), to the law firm of Campbell Redmond, in trust for WOLF SUHL (“Suhl”), CHRISTINE HARRIS (“Harris”) and EDWARD BABICH (“Babich”) (Suhl, Harris, and Babich, are collectively, “Plaintiffs”), of the sum of $200,000.00 (U.S. Dollars) (the “Settlement Funds”), AND FOR AND IN CONSIDERATION of the Plaintiffs executing a Consent Order to dismiss their lawsuit against the Defendants in the Supreme Court of British Columbia, New Westminster Registry Action S61589 (“Action”), and obtaining a Court Order in the Action vacating the Court Order pronounced by the Honourable Madam Justice Martinson on Tuesday, August 15, 2006, in respect of certain shares of EYII in the Jay Sargeant Trust (“Trust Shares”), the Plaintiffs, jointly and severally, on behalf of themselves, their heirs, executors, trustees and assigns, DO HEREBY REMISE, RELEASE AND FOREVER DISCHARGE each of the Defendants, including their respective shareholders, directors, officers, employees, agents, servants, successors and assigns, and each of them, of and from any and all actions, causes of action, claims, demands, damages, interest, costs, expenses and compensation of whatsoever kind and howsoever arising, whether known or unknown, and which either party now has or at any time hereafter can, shall or may have in any way, including, without limiting the generality of the foregoing, anything resulting or arising from the matters pleaded in the Action.

FOR AND IN CONSIDERATION of:

(a)
LaRose and Sargeant agreeing to cancel the Settlement Agreement between LaRose and Sargeant in respect of the Trust Shares, made as of October 5, 2005, and the ancillary Escrow Agreement, made as of October 5, 2005;

(b)
Sargeant and the EYI Group acknowledging that they have no interest in the Trust Shares referred to in the Escrow Agreement as “Seventh Payment Security” (represented by EYII Share Certificate No. 5340-5, issued on March 15, 2006, in the name of M. Ali Lakhani, as Escrow Holder, in the sum of Four Million Three Hundred Thirty Four Thousand Six Hundred Four fully paid common shares, restricted for trading under Rule 144 of the Securities Act) (herein called “March Trust Shares”) and releasing to LaRose all their interest and entitlement, if any, to the March Trust Shares;

(c)
EYII agreeing to provide a corporate waiver and indemnity in lieu of a Medallion Guarantee of the transferor’s signature, to facilitate the transfer of the March Trust Shares by M. Ali Lakhani, as Escrow Holder, to LaRose, and EYII agreeing to use its best efforts to remove the Rule 144 restricted legend from the March Trust Shares after March 15, 2007;

(d)
LaRose acknowledging that, other than with respect to the March Trust Shares, he has no interest in the Trust Shares referred to in the Escrow Agreement and releasing to Sargeant or his nominee all his interest and entitlement, if any, to the said Trust Shares;

(e)	EYI Corp. and EYI Inc. discontinuing all Third Party proceedings against LaRose in the Action;

LaRose and S.E.E. DO JOINTLY AND SEVERALLY HEREBY REMISE, RELEASE AND FOREVER DISCHARGE each of the EYI Group and Sargeant, including their respective shareholders, directors, officers, employees, agents, servants, successors and assigns, and each of them, of and from any and all actions, causes of action, claims, demands, damages, interest, costs, expenses and compensation of whatsoever kind and howsoever arising, whether known or unknown, and which either party now has or at any time hereafter can, shall or may have in any way, including, without limiting the generality of the foregoing, anything resulting or arising from the matters pleaded in the Action; and the EYI Group and Sargeant DO JOINTLY AND SEVERALLY HEREBY REMISE, RELEASE AND FOREVER DISCHARGE each of LaRose and S.E.E., including their respective shareholders, directors, officers, employees, agents, servants, successors and assigns, and each of them, of and from any and all actions, causes of action, claims, demands, damages, interest, costs, expenses and compensation of whatsoever kind and howsoever arising, whether known or unknown, and which either party now has or at any time hereafter can, shall or may have in any way, resulting or arising from the matters pleaded in the Action.

IT IS EXPRESSLY UNDERSTOOD AND AGREED that the settlement herein can in no way be interpreted as an admission of liability in any way whatsoever on the part of the Defendants, and the Defendants specifically stipulate, and the Plaintiffs agree and acknowledge, that the payment of the Settlement Funds is made on an ex gratia basis, in the absence of any contractual or legal obligation and with a view to avoiding the costs and inconveniences of defending the Action;

IT IS FURTHER UNDERSTOOD AND AGREED that facts related to the Action (the “Facts”) may prove to be other than or different from the facts now known or believed by the parties to be true (the “Parties’ Beliefs”). The parties accept and assume the risk of the Facts being different from the Parties’ Beliefs and agree that this Release shall in all respects be enforceable and not subject to termination, rescission or variation by discovery of any differences in the Facts and the Parties’ Beliefs

IT IS FURTHER UNDERSTOOD AND AGREED by the parties that should any provision of this Release be held invalid or illegal, such invalidity or illegality shall not invalidate the whole of this Release, but rather, this Release shall be construed as if it did not contain the invalid or illegal part, and the rights and obligations set out herein shall be construed and enforced accordingly;

IT IS FURTHER UNDERSTOOD AND AGREED that the parties hereto hereby represent and declare that they have, through their solicitors, or, after waiving independent legal advice, read this Release and hereby confirm that the Release contains the entire agreement between the parties hereto and the terms of the Release are contractual and not merely a recital. The parties execute this Release by their own free act and will, and say that they have not been influenced to any extent whatsoever in making this Release by any representations or statements by the other parties or by any person or persons representing the other parties or acting on their behalf.

IT IS FURTHER UNDERSTOOD AND AGREED that for the consideration expressed herein, each party hereto expressly agrees for themselves, and their respective successors and assigns, not to make any further claim or to take any further proceedings in respect of any matters which are the subject of this Release, against themselves or any other persons, companies, corporation or other legal entities who might claim contribution or indemnity from them either in the Province of British Columbia or elsewhere.

IT IS FURTHER UNDERSTOOD AND AGREED that this Release is governed by the laws of the Province of British Columbia, and that any enforcement of this Release shall be brought in the Supreme Court of British Columbia.

IN WITNESS WHEREOF, this Release may be executed in counterparts and delivered by facsimile and a complete set of counterparts executed by the parties shall constitute a single instrument.

SIGNED, SEALED, AND DELIVERED at	)
Coquitlam on the 5 day of September 2006)
in the presence of:	)
)
)
/s/ signed	)
Signature	) )
)
James High	)
Name (Printed)	) )
)
1140 Johnson Street, Coquitlam BC	)	/s/ Wolf Suhl
Address	) )	WOLF SUHL
)
Financial Advisor	)
Occupation	) )

SIGNED, SEALED, AND DELIVERED at	)
Campo, CA on the 11th day of September 2006)
in the presence of:	)
)
)
/s/ Mary Mackey	)
Signature	) )
)
Mary Mackey	)
Name (Printed))
)
P.O. Box 6 Campo, CA 91906)		/s/ Christine Harris
Address	) )	CHRISTINE HARRIS, personally and on
	)	behalf of EDWARD BABICH as his
	)	litigation guardian
Secretary	)
Occupation	)

SIGNED, SEALED, AND DELIVERED at	)
Langley on the 6th day of September 2006)
in the presence of:	)
)
/s/ Judith LaRose	)
Signature	) )
)
Judith LaRose	)
Name (Printed))
)
21068 16th Avenue, Langley, BC V2Z 1K3 Address	) ) )	/s Barry LaRose BARRY LaROSE, personally and on
	)	behalf of S.E.E. MANUFACTURERS’
	)	NETWORK INTERNATIONAL CORP.
)
Occupation	) )

SIGNED, SEALED, AND DELIVERED at	)
Los Angeles on the 6th day of September 2006)
in the presence of:	)
)
/S/ Mary Hammer	)
Signature	) )
)
Mary Hammer	)
Name (Printed))
)
4051 Lyceum Ave, Los Angeles, CA 90066)		/s/ Jay Sargeant
Address	) )	JAY SARGEANT, personally and on
	)	behalf of ESSENTIALLY YOURS
	)	INDUSTRIES CORP., ESSENTIALLY
Admin Assistant	)	YOURS INDUSTRIES, INC., and EYI
Occupation	)	INDUSTRIES INC.